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                                                                   EXHIBIT 10(k)


                                 AMENDMENT NO. 3
                                     TO THE
                                TRANSMATION, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN

                           EFFECTIVE FEBRUARY 17, 1997
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)


         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Employees' Stock Purchase Plan, as heretofore amended (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 13 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby amended, effective February 17, 1997, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify at the next Annual Meeting of Shareholders both (i) this Amendment and (ii) Amendment No. 3 to the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, then this Amendment shall be null and void and of no effect:

         1. The first sentence of Section "3. SHARES SUBJECT TO THE PLAN" of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said Section 3 being unchanged and unaffected by this Amendment and continuing in full force and effect):

            "Subject to the provisions of Section 12, the total number of shares of Common Stock that may be purchased under the Plan shall not exceed 100,000."

         2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


THIS AMENDMENT NO. 3 TO THE TRANSMATION, INC. EMPLOYEES' STOCK PURCHASE PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY O FEBRUARY 17,1997, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 19, 1997.



                                               /s/  JOHN A. MISIASZEK
                                               --------------------------------
                                               JOHN A. MISIASZEK, SECRETARY




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